================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 25, 2000


                          JLK DIRECT DISTRIBUTION INC.
             (Exact name of registrant as specified in its charter)

                         Commission file number 1-13059

                 PENNSYLVANIA                         23-2896928
         (State or other jurisdiction              (I.R.S. Employer
               of incorporation)                  Identification No.)


                              1600 TECHNOLOGY WAY
                                  P.O. BOX 231
                        LATROBE, PENNSYLVANIA 15650-0231
             (Address of registrant's principal executive offices)

       Registrant's telephone number, including area code: (724) 539-5000


================================================================================

ITEM 5. OTHER EVENTS

On July 24, 2000, Kennametal Inc. and all the directors of JLK Direct Distribution Inc., an 83 percent-owned subsidiary of Kennametal Inc., were named as defendants in civil action No. GD00-12565, filed in the Court of Common Pleas in Allegheny County, Pennsylvania. A copy of the complaint is filed herewith.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

    (c) Exhibits

          (99) Additional Exhibits

               99.1 Complaint in Civil Action filed in the Court of Common Pleas of Allegheny County, Pennsylvania on July 24, 2000. Filed herewith.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          JLK DIRECT DISTRIBUTION INC.



Date: July 25, 2000                       By: /s/ DIANA L. SCOTT
                                             -------------------------------
                                              Diana L. Scott
                                              Vice President,
                                              Chief Financial Officer
                                              and Treasurer